UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 30, 2013
_____________________________________________________________________________________
Energizer Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
533 Maryville University Drive
St. Louis, Missouri 63141
(Address of principal executive offices)
Registrant’s telephone number, including area code: (314) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 5, 2013, Energizer Holdings, Inc. (the “Company”) issued a press release announcing financial and operating results for its fourth fiscal quarter and fiscal year ended September 30, 2013 and fiscal 2014 initial financial outlook. This press release, which included the attached unaudited Statement of Earnings for the quarter and year, is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
(b)(c) On November 5, 2013, the Company announced that Brian K. Hamm will succeed John J. McColgan as the Controller and Chief Accounting Officer of the Company, effective December 1, 2013. This information updates the Company’s previous disclosure in the Current Report on Form 8-K filed by the Company on May 1, 2013.

(d) On November 3, 2013, the Board of Directors of Energizer Holdings, Inc. elected James C. Johnson, General Counsel of Loop Capital, as a director of the Company. He will stand for election at the Company’s 2014 Annual Meeting of Shareholders. Mr. Johnson was also appointed to serve as a member of the Nominating and Executive Compensation Committee.

Mr. Johnson will be compensated on the same basis as all other non-management directors of the Company, as described under “Director Compensation” in the Company’s Proxy Statement for its 2013 Annual Meeting of Shareholders. This includes an award of 1,009 restricted stock equivalents, representing the one-time $100,000 restricted stock equivalent grant made to all new non-management directors, which vests three years from the date of grant, and 163 stock equivalents in the Energizer common stock unit fund of the deferred compensation plan, representing the prorated portion of the $100,000 annual director grant made to all non-management directors. The Company will also enter into its standard form of indemnification agreement with Mr. Johnson, a copy of which is listed as Exhibit 10.1 and is incorporated by reference herein. A copy of the press release announcing the appointment of Mr. Johnson is furnished hereto as Exhibit 99.2.

There are no arrangements or understandings between Mr. Johnson, on the one hand, and the Company or any other persons, on the other, pursuant to which Mr. Johnson was elected as a director. There are no related person transactions between the Company and Mr. Johnson or any of his immediate family members requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.
On November 5, 2013, Energizer Holdings, Inc. (the “Company”) announced that its Board of Directors declared a quarterly dividend of fifty cents ($0.50) per share on its Common Stock, payable on December 17, 2013 to all shareholders of record as of the close of business on November 20, 2013. A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.3 and incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGIZER HOLDINGS, INC.

By:  /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated: November 5, 2013

EXHIBIT INDEX

Exhibit No.        Description

10.1	Form of Indemnification Agreements with Executive Officers and Directors (incorporated by reference to Exhibit 10.4 of Energizer’s Post-Effective Amendment No. 1 to Form 10, filed April 19, 2000).

99.1	Press Release, dated November 5, 2013, Results Of Operations And Financial Condition

99.2	Press Release, dated November 5, 2013, Election of Director

99.3	Press Release, dated November 5, 2013, Dividend Declaration